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                                                                   EXHIBIT 23.02

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


     We consent to the reference to our firm under the caption "Experts" and to the use of our report dated January 29, 1997, in Amendment No. 2 to the Registration Statement (Form S-1 No. 333-22669) and related Prospectus of Excite, Inc. for the Registration of 2,900,000 shares of its common stock.


                                            ERNST & YOUNG LLP
Palo Alto, California

June 3, 1997